Quarterly Holdings Report
for
Fidelity Asset Manager® 85%
December 31, 2024
AGG-NPRT1-0325
1.811344.120
Alternative Funds - 1.2%
	Shares	Value ($)
Fidelity Hedged Equity ETF (b) (Cost $49,898,104)	1,978,000	54,310,539

Bond Funds - 12.9%
	Shares	Value ($)
Fidelity Emerging Markets Debt Local Currency Central Fund (c)	374,081	30,738,221
Fidelity Floating Rate Central Fund (c)	238,445	23,424,874
Fidelity High Income Central Fund (c)	217,553	23,317,337
Fidelity Inflation-Protected Bond Index Central Fund (c)	751,269	65,578,298
Fidelity International Credit Central Fund (c)	140,300	11,360,101
Fidelity Investment Grade Bond Central Fund (c)	4,077,065	394,170,615
iShares 20+ Year Treasury Bond ETF (d)	470,803	41,115,226
TOTAL BOND FUNDS (Cost $609,047,565)		589,704,672

Domestic Equity Funds - 51.5%
	Shares	Value ($)
Fidelity Blue Chip Growth ETF (b)	2,910,665	134,677,925
Fidelity Commodity Strategy Central Fund (c)	226,548	19,918,081
Fidelity Enhanced Large Cap Value ETF (b)	1,119,266	34,104,035
Fidelity Enhanced Mid Cap ETF (b)	1,104,942	36,297,345
Fidelity Enhanced Small Cap ETF (b)	1,315,028	42,541,156
Fidelity Fundamental Small-Mid Cap ETF (b)	513,154	13,805,895
Fidelity Real Estate Equity Central Fund (c)	164,505	22,326,657
Fidelity U.S. Equity Central Fund (c)	14,973,519	2,047,478,974
TOTAL DOMESTIC EQUITY FUNDS (Cost $1,101,606,228)		2,351,150,068

International Equity Funds - 34.2%
	Shares	Value ($)
Fidelity Emerging Markets Equity Central Fund (c)	2,172,865	465,384,191
Fidelity International Equity Central Fund (c)	10,745,958	1,095,550,467
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $1,354,219,921)		1,560,934,658

U.S. Treasury Obligations - 0.0%
	Yield (%) (e)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 1/16/2025 (f)	4.58	260,000	259,572
US Treasury Bills 0% 1/2/2025 (f)	4.55	160,000	160,000
US Treasury Bills 0% 1/30/2025 (f)	4.51	450,000	448,519
US Treasury Bills 0% 1/9/2025 (f)	4.58	120,000	119,902
US Treasury Bills 0% 3/13/2025 (f)	4.30	140,000	138,862
US Treasury Bills 0% 3/20/2025 (f)	4.28	2,300,000	2,279,454
US Treasury Bills 0% 3/27/2025 (f)	4.28	30,000	29,707
US Treasury Bills 0% 3/6/2025 (f)	4.39	1,940,000	1,925,793
US Treasury Bills 0% 4/3/2025 (f)	4.27	20,000	19,786
TOTAL U.S. TREASURY OBLIGATIONS (Cost $5,379,985)			5,381,595

Money Market Funds - 0.9%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (g)	4.36	9,000,295	9,002,095
Fidelity Securities Lending Cash Central Fund (g)(h)	4.35	30,673,483	30,676,550
TOTAL MONEY MARKET FUNDS (Cost $39,678,645)			39,678,645

TOTAL INVESTMENT IN SECURITIES - 100.7% (Cost $3,159,830,448)	4,601,160,177
NET OTHER ASSETS (LIABILITIES) - (0.7)%	(32,307,845)
NET ASSETS - 100.0%	4,568,852,332

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
CME E-mini Russell 2000 Index Contracts (United States)	1,486	Mar 2025	167,160,140	(125,463)	(125,463)
CME E-mini S&P MidCap 400 Index Contracts (United States)	205	Mar 2025	64,507,350	22,378	22,378

TOTAL PURCHASED					(103,085)

Sold

Equity Contracts
CME E-mini S&P 500 Index Contracts (United States)	430	Mar 2025	127,618,625	92,599	92,599

TOTAL FUTURES CONTRACTS					(10,486)
The notional amount of futures purchased as a percentage of Net Assets is 5.1%
The notional amount of futures sold as a percentage of Net Assets is 2.8%

Security Type Abbreviations
ETF	-	Exchange Traded Fund

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Affiliated Fund
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, other than the Commodity Strategy Central Fund, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(d)	Security or a portion of the security is on loan at period end.
(e)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $5,381,595.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	41,739,849	27,045,736	59,783,490	269,664	-	-	9,002,095	9,000,295	0.0%
Fidelity Commodity Strategy Central Fund	18,710,092	2,139,094	308,098	573,683	2,897	(625,904)	19,918,081	226,548	8.6%
Fidelity Emerging Markets Debt Local Currency Central Fund	33,044,499	1,798,767	-	1,798,767	-	(4,105,045)	30,738,221	374,081	11.7%
Fidelity Emerging Markets Equity Central Fund	455,976,074	48,612,725	6,128,564	2,071,680	116,702	(33,192,746)	465,384,191	2,172,865	19.4%
Fidelity Floating Rate Central Fund	-	23,513,383	86,202	343,901	(441)	(1,866)	23,424,874	238,445	1.5%
Fidelity High Income Central Fund	10,520,634	13,156,664	197,155	348,850	(1,167)	(161,639)	23,317,337	217,553	1.6%
Fidelity Inflation-Protected Bond Index Central Fund	62,911,014	6,370,401	924,436	1,674,027	(13,647)	(2,765,034)	65,578,298	751,269	12.2%
Fidelity International Credit Central Fund	10,755,714	1,098,234	154,071	315,507	(1,131)	(338,645)	11,360,101	140,300	11.8%
Fidelity International Equity Central Fund	1,068,267,506	136,508,968	14,786,645	12,289,394	(245,005)	(94,194,357)	1,095,550,467	10,745,958	19.8%
Fidelity Investment Grade Bond Central Fund	374,802,669	61,313,393	26,356,354	4,243,675	(1,227,126)	(14,361,967)	394,170,615	4,077,065	1.0%
Fidelity Real Estate Equity Central Fund	16,529,223	7,402,442	308,098	264,180	(6,446)	(1,290,464)	22,326,657	164,505	2.3%
Fidelity Securities Lending Cash Central Fund	43,201,600	193,068,455	205,593,505	4,373	-	-	30,676,550	30,673,483	0.1%
Fidelity U.S. Equity Central Fund	2,161,029,713	325,812,905	328,351,177	167,884,841	2,963,411	(113,975,878)	2,047,478,974	14,973,519	11.0%
Total	4,297,488,587	847,841,167	642,977,795	192,082,542	1,588,047	(265,013,545)	4,238,926,461	73,755,886

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Blue Chip Growth ETF	-	134,688,403	-	-	-	(10,478)	134,677,925	2,910,665
Fidelity Enhanced Large Cap Value ETF	-	34,079,411	-	-	-	24,624	34,104,035	1,119,266
Fidelity Enhanced Mid Cap ETF	16,993,987	21,056,164	2,004,217	50,911	134,575	116,836	36,297,345	1,104,942
Fidelity Enhanced Small Cap ETF	21,630,577	21,052,880	-	120,639	-	(142,301)	42,541,156	1,315,028
Fidelity Fundamental Small-Mid Cap ETF	-	13,806,870	-	-	-	(975)	13,805,895	513,154
Fidelity Hedged Equity ETF	54,785,359	-	1,291,244	112,746	82,974	733,450	54,310,539	1,978,000
	93,409,923	224,683,728	3,295,461	284,296	217,549	721,156	315,736,895	8,941,055

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.